THIS PURCHASE AND SALE AGREEMENT is made and dated as of the 31st day of December, 2003

BETWEEN:

E-COM TECHNOLOGIES CORP., a company incorporated pursuant to the laws of State of Nevada, having an office at Suite 325 - 1135 West Pender Street, Vancouver, BC V6E 4A4

("E-Com")

AND:

RON JORGENSEN, an individual person having an office at Suite 620 - 800 West Pender Street, Vancouver, BC V6C 2V6

("Jorgensen")

WHEREAS:

A. E-Com is the legal and beneficial owner all of the issued and outstanding shares of its subsidiary, E-Com Consultants (Canada) Corp. (the "Subsidiary"); and

B. Jorgensen has agreed to acquire from E-Com, and E-Com has agreed to transfer to Jorgensen, all of the issued and outstanding shares of the Subsidiary in accordance with the terms and conditions of this Agreement.

NOW THEREFORE in consideration of the recitals, and the payment of $1.00 made by Jorgensen to E-Com, the receipt and sufficiency of which is acknowledged by each party, the parties agree on the following terms:

1. E-Com agrees to transfer as of December 31, 2003, all of the issued and outstanding shares of the Subsidiary to Jorgensen.

2. E-Com agrees to transfer to Jorgensen and forgive any and all advances to the Subsidiary made by E-Com and any other debts or liabilities owing from the Subsidiary to E-Com.

3. E-Com provides no representations or warranties regarding the Subsidiary, other than that the shares of the Subsidiary are being transferred to Jorgensen.

4. Jorgensen acknowledges that the Subsidiary has debts owing to various creditors and confirms that he is aware of the financial and other condition of the Subsidiary.

This Agreement may be executed in several counterparts and may be delivered by facsimile, each of which will be deemed to be an original, all of which will together constitute one and the same instrument

IN WITNESS WHEREOF the parties have hereunto duly executed this Agreement as of the day and year first above written.

E-COM TECHNOLOGIES CORP.

By: /s/ Gerard Darmon______________________________
Authorized Signatory

SIGNED, SEALED and DELIVERED by RON JORGENSEN in the presence of: /s/ Ron Fisher Signature Ron Fisher Print Name 620-800 W Pender St. Address Vancouver, BC Consultant Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Ron Jorgensen RON JORGENSEN